BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Amalgamation Application

FORM 13
BUSINESS CORPORATIONS ACT
Section 275

FILING DETAILS:	*Amalgamation Application for:* **INSPIRA FINANCIAL INC.**
	Incorporation Number: **BC1041981**
Filed Date and Time:	**July 7, 2015 08:26 AM Pacific Time**
Recognition Date and Time:	**July 7, 2015 08:26 AM Pacific Time as a result of an Amalgamation.**

AMALGAMATION APPLICATION

The amalgamated company is to adopt, as its name, the name of the following amalgamating company: INSPIRA FINANCIAL INC.. The Incorporation Number associated with this Company is: BC1002291.

AMALGAMATION EFFECTIVE DATE:

The amalgamation is to take effect at the time that this application is filed with the Registrar.

AMALGAMATING CORPORATION(S) INFORMATION

Name of Amalgamating Corporation(s)	Incorporation Number in BC
1040096 B.C. LTD.	BC1040096
INSPIRA FINANCIAL INC.	BC1002291

AMALGAMATION STATEMENT

This amalgamation has been effected without court approval. A copy of all of the required affidavits under section 277(1) have been obtained and the affidavit obtained from each amalgamating company has been deposited in that company's records office.

NOTICE OF ARTICLES

Name of Company:

INSPIRA FINANCIAL INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
1055 WEST GEORGIA STREET
1500 ROYAL CENTRE
P.O. BOX 1117
VANCOUVER BC V6E 4N7
CANADA

Delivery Address:
1055 WEST GEORGIA STREET
1500 ROYAL CENTRE
P.O. BOX 1117
VANCOUVER BC V6E 4N7
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1055 WEST GEORGIA STREET
1500 ROYAL CENTRE
P.O. BOX 1117
VANCOUVER BC V6E 4N7
CANADA

Delivery Address:
1055 WEST GEORGIA STREET
1500 ROYAL CENTRE
P.O. BOX 1117
VANCOUVER BC V6E 4N7
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Munro, Robert

Mailing Address:
36 MCRAE DRIVE
TORONTO ON M4G 1R9
CANADA

Delivery Address:
36 MCRAE DRIVE
TORONTO ON M4G 1R9
CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: July 7, 2015 08:26 AM Pacific Time

Incorporation Number: **BC1041981**

Recognition Date and Time: July 7, 2015 08:26 AM Pacific Time as a result of an Amalgamation

NOTICE OF ARTICLES

Name of Company:

INSPIRA FINANCIAL INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
1055 WEST GEORGIA STREET
1500 ROYAL CENTRE
P.O. BOX 1117
VANCOUVER BC V6E 4N7
CANADA

Delivery Address:
1055 WEST GEORGIA STREET
1500 ROYAL CENTRE
P.O. BOX 1117
VANCOUVER BC V6E 4N7
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1055 WEST GEORGIA STREET
1500 ROYAL CENTRE
P.O. BOX 1117
VANCOUVER BC V6E 4N7
CANADA

Delivery Address:
1055 WEST GEORGIA STREET
1500 ROYAL CENTRE
P.O. BOX 1117
VANCOUVER BC V6E 4N7
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Munro, Robert

Mailing Address:
36 MCRAE DRIVE
TORONTO ON M4G 1R9
CANADA

Delivery Address:
36 MCRAE DRIVE
TORONTO ON M4G 1R9
CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached

BRITISH COLUMBIA

Number: BC1041981

CERTIFICATE
OF
AMALGAMATION

BUSINESS CORPORATIONS ACT

I Hereby Certify that 1040096 B.C. LTD., incorporation number BC1040096, and INSPIRA FINANCIAL INC., incorporation number BC1002291 were amalgamated as one company under the name INSPIRA FINANCIAL INC. on July 7, 2015 at 08:26 AM Pacific Time.

Issued under my hand at Victoria, British Columbia
On July 7, 2015

CAROL PREST
Registrar of Companies
Province of British Columbia
Canada

ELECTRONIC CERTIFICATE